                                                                    EXHIBIT 99.3

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series     1995-B

Distribution Date of:                                                          15-Jun-00
Determined as of:                                                               9-Jun-00
For the Monthly Period Ending:                                                 31-May-00
Days in Interest Period (30/360)                                                      30
Days in Interest Period (Actual/360)                                                  31

                                                                               Beginning               Ending              Change
                                                                               ---------               ------              ------
Pool Balance (Principal)                                                3,958,483,900.87     3,964,059,975.81        5,576,074.94
Excess Funding Account                                                              0.00                 0.00                0.00

Invested Amount                                                           380,000,000.00       380,000,000.00                0.00
Class A Invested Amount                                                   357,200,000.00       357,200,000.00                0.00
Class B Invested Amount                                                    22,800,000.00        22,800,000.00                0.00

Principal Funding Account                                                 119,066,666.67       178,600,000.00       59,533,333.33

Adjusted Invested Amount                                                  260,933,333.33       201,400,000.00      (59,533,333.33)
Class A Adjusted Invested Amount                                          238,133,333.33       178,600,000.00      (59,533,333.33)
Class B Adjusted Invested Amount                                           22,800,000.00        22,800,000.00                0.00
Enhancement Invested Amount                                                         0.00                 0.00                0.00

Reserve Account                                                             1,900,000.00         1,900,000.00                0.00

Available Cash Collateral Amount                                           27,284,000.00        21,926,000.00       (5,358,000.00)
Available Shared Collateral Amount                                         23,484,000.00        18,126,000.00       (5,358,000.00)
Spread Account                                                             20,900,000.00        20,900,000.00                0.00

Servicing Base Amount                                                     260,933,333.33       201,400,000.00      (59,533,333.33)

Allocation Percentages
----------------------
Floating Allocation Pct                                                            8.10%
Principal Allocation Pct                                                           9.60%
Class A Floating Pct                                                              92.89%
Class B Floating Pct                                                               7.11%
Class A Principal Pct                                                             94.00%
Class B Principal Pct                                                              6.00%

                                                                              Series
Allocations                                               Trust               1995-B               Class A              Class B
-----------                                          ----------------------------------------------------------------------------
Principal Collections                                446,832,235.76        42,894,263.02        40,320,607.24        2,573,655.78

Finance Charge Collections                            73,676,301.11         5,964,606.46         5,540,247.10          424,359.35
PFA Investment Proceeds                                          NA           513,968.78           513,968.78                0.00
Reserve Account Draw                                             NA           111,131.22           111,131.22                0.00
                                                                           -------------        -------------        ------------
Available Funds                                                             6,589,706.46         6,165,347.10          424,359.35

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                          395,833.33           367,671.28           28,162.06
Monthly Interest                                                            1,997,850.00         1,875,300.00          122,550.00
Monthly Servicing Fee                                                          54,361.11            50,493.52            3,867.59
Defaulted Amounts                                     38,812,214.68         3,142,117.38         2,918,567.53          223,549.85
                                                                           -------------        -------------        ------------
                                                                            5,590,161.82         5,212,032.33          378,129.50

Excess Spread                                                               1,223,094.48           953,314.78          269,779.71
Required Amount                                                                     0.00                 0.00                0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                  3,793.16
Risk-Free Fee                                                                                        5,759.11
Interest on CCA Draw or Difference between Loan Interest and Deposit Interest                       (9,768.12)
                                                                                                    ---------
Monthly Cash Collateral Fee                                                                           (215.85)


Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                      5.87%
Principal Payment Rate Calculation                                                                     11.39%
Calculated Current Month's Spread Account Cap                                                           5.50%
Spread Account Cap Adjustment                                                                           0.00%
Applicable Spread Account Cap Percentage                                                                5.50%
Beginning Cash Collateral Amount                                                                27,284,000.00
Required Cash Collateral Amount                                                                 21,926,000.00
Cash Collateral Account Draw                                                                             0.00
Cash Collateral Account Surplus                                                                  5,358,000.00
Beginning Spread Account Balance                                                                20,900,000.00
Required Spread Account Amount                                                                  20,900,000.00
Required Spread Account Draw                                                                             0.00
Required Spread Account Deposit                                                                          0.00
Spread Account Surplus                                                                                   0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                       3
Controlled Accumulation Amount                                                                  59,533,333.33
Required PFA Balance                                                                           178,600,000.00
Beginning PFA Balance                                                                          119,066,666.67
Controlled Deposit Amount                                                                       59,533,333.33
Available Investor Principal Collections                                                        46,036,380.40
Principal Shortfall                                                                             13,496,952.94
Shared Principal to Other Series                                                                         0.00
Shared Principal from Other Series                                                              13,496,952.94
Class A Monthly Principal                                                                       59,533,333.33
Class B Monthly Principal                                                                                0.00
Monthly Principal                                                                               59,533,333.33
PFA Deposit                                                                                     59,533,333.33
PFA Withdrawal                                                                                           0.00
Ending PFA Balance                                                                             178,600,000.00
Principal to Investors                                                                                   0.00
Ending Class A Invested Amount                                                                 357,200,000.00
Ending Class B Invested Amount                                                                  22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                  10.71%
Revolving Investor Interest                                                                    630,000,000.00
Class A Invested Amount                                                                        357,200,000.00
Available Principal                                                                             67,452,497.06
Class A Accumulation Period Length                                                                          6

Reserve Account
---------------
Available Reserve Account Amount                                                                 1,900,000.00
Covered Amount                                                                                     625,100.00
Reserve Draw Amount                                                                                111,131.22
Portfolio Yield                                                                                        13.23%
Reserve Account Factor                                                                                 50.00%
Portfolio Adjusted Yield                                                                                7.23%
Reserve Account Funding Period Length                                                                       3
Reserve Account Funding Date                                                                        15-Jan-00
Weighted Average Coupon                                                                                 6.31%
Required Reserve Account Amount                                                                  1,900,000.00
Reserve Account Surplus                                                                                  0.00
Required Reserve Account Deposit                                                                   101,184.36
Portfolio Yield - 3 month average                                                                      15.10%
Base Rate - 3 month average                                                                             7.77%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                       7.33%


*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.